UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2010

KBS REAL ESTATE INVESTMENT TRUST II, INC.

(Exact name of registrant specified in its charter)

Maryland	000-53649	26-0658752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On July 29, 2010, KBS Real Estate Investment Trust II, Inc. (the “Company”) filed a Form 8-K dated July 26, 2010 with regard to the acquisition of a 60-story office building containing 1,302,901 rentable square feet in Chicago, Illinois (the “300 N. LaSalle Building”). The Company hereby amends the Form 8-K dated July 26, 2010 to provide the required financial information related to its acquisition of the 300 N. LaSalle Building.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

Dated: September 27, 2010	BY:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

KBS Real Estate Investment Trust II, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the 300 N. LaSalle Building for the year ended December 31, 2009. This statement is the responsibility of the 300 N. LaSalle Building’s management. Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the 300 N. LaSalle Building’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the 300 N. LaSalle Building’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the 300 N. LaSalle Building’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the 300 N. LaSalle Building for the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California

September 27, 2010

300 N. LASALLE BUILDING

STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

(in thousands)

	Six Months Ended June 30, 2010	Year Ended December 31, 2009
	(unaudited)
Revenues:
Rental income	$16,928	$23,627
Tenant reimbursements	3,520	1,756
Other income	472	721

Total revenues	20,920	26,104

Expenses:
Real estate taxes and insurance	5,582	3,146
Salaries and wages	918	1,530
Cleaning	938	1,468
General and administrative	1,214	1,370
Security	542	1,145
Repairs and maintenance	570	778
Utilities	841	960

Total expenses	10,605	10,397

Revenues over certain operating expenses	$10,315	$15,707

See accompanying notes.

300 N. LASALLE BUILDING

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Six Months Ended June 30, 2010 (unaudited)

and the Year Ended December 31, 2009

1.	DESCRIPTION OF REAL ESTATE PROPERTY

On July 29, 2010, KBS Real Estate Investment Trust II, Inc. (“KBS REIT II”) acquired, through an indirect wholly owned subsidiary, a 60-story office building containing 1,302,901 rentable square feet in Chicago, Illinois (the “300 N. LaSalle Building”) from 300 LaSalle LLC (the “Seller”), an affiliate of Hines Interests Limited Partnership. The 300 N. LaSalle Building is located on approximately 1.2 acres of land. The Seller completed construction of the 300 N. LaSalle Building in 2009 and entered into a significant number of leases throughout the year ended December 31, 2009. As of December 31, 2009 and June 30, 2010, the 300 N. LaSalle Building was 75% and 91% leased, respectively. The purchase price (net of closing credits) of the 300 N. LaSalle Building was approximately $648.3 million plus closing costs.

KBS REIT II is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate and real estate-related investments.

2.	BASIS OF PRESENTATION

The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).

The 300 N. LaSalle Building is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS REIT II expects to incur in the future operations of the 300 N. LaSalle Building. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the 300 N. LaSalle Building.

An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the 300 N. LaSalle Building was acquired from an unaffiliated party and (ii) based on due diligence of the 300 N. LaSalle Building by KBS REIT II, management is not aware of any material factors relating to the 300 N. LaSalle Building that would cause this financial information not to be indicative of future operating results.

Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statements of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES

Rental Revenues

Minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent increased rental revenue by $20.7 million and $5.5 million for the year ended December 31, 2009 and six months ended June 30, 2010 (unaudited), respectively. These excess amounts for the year ended December 31, 2009 and six months ended June 30, 2010 (unaudited) are net of $3.3 million and $2.8 million, respectively, of lease incentive amortization.

Use of Estimates

The preparation of financial statements, as described in Note 2 and in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

300 N. LASALLE BUILDING

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)

For the Six Months Ended June 30, 2010 (unaudited)

and the Year Ended December 31, 2009

4.	DESCRIPTION OF LEASING ARRANGEMENTS

As of December 31, 2009, the 300 N. LaSalle Building was 75% leased by 14 tenants, including Kirkland and Ellis LLP (“Kirkland and Ellis”), which occupies 53% of total rentable square feet. Kirkland and Ellis is an international full-service law firm. The 300 N. LaSalle Building serves as the global headquarters for Kirkland and Ellis. For the year ended December 31, 2009, the 300 N. LaSalle Building earned approximately 76% of its rental income from Kirkland and Ellis. The Kirkland and Ellis lease expires on February 28, 2029 and the tenant has four options to extend the term of its lease by five or ten years. Kirkland and Ellis has nine full-floor expansion options between 2015 and 2025, various rights of first offer and four full-floor contraction options between 2016 and 2026. The tenant also has a one-time option to terminate its entire lease as of February 28, 2025, subject to a termination fee. No other tenant leases represented more than 10% of rental income for the year ended December 31, 2009.

5.	FUTURE MINIMUM RENTAL COMMITMENTS

As of December 31, 2009, expected future minimum rental receipts due under operating leases for the years ending December 31 were as follows (in thousands):

2010	$28,572
2011	36,013
2012	37,293
2013	38,312
2014	39,430
Thereafter	520,034

$699,654

6.	COMMITMENTS AND CONTINGENCIES

Tenant Lease Termination Options

Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out, the amount of future minimum rent received will be reduced.

Environmental

The 300 N. LaSalle Building is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on the 300 N. LaSalle Building’s financial condition and results of operations as of December 31, 2009.

7.	SUBSEQUENT EVENTS

KBS REIT II evaluates subsequent events up until the date the financial statements are issued. The accompanying financial statements were issued on September 27, 2010.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following pro forma information should be read in conjunction with the consolidated balance sheets of KBS Real Estate Investment Trust II, Inc. (“KBS REIT II”) as of December 31, 2009 and June 30, 2010, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2009 and for the three and six months ended June 30, 2010, and the notes thereto. The consolidated financial statements of KBS REIT II as of and for the year ended December 31, 2009 and the consolidated financial statements as of and for the three and six months ended June 30, 2010 have been included in KBS REIT II’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of the Willow Oaks Corporate Center, the Pierre Laclede Center and One Main Place, which have been included in KBS REIT II’s prior filings with the SEC, and the statements of revenues over certain operating expenses and the notes thereto of the 300 N. LaSalle Building, which are included in this filing.

The following unaudited pro forma balance sheet as of June 30, 2010 has been prepared to give effect to the acquisition of the 300 N. LaSalle Building as if the acquisition occurred on June 30, 2010.

The following unaudited pro forma statements of operations for the six months ended June 30, 2010 and for the year ended December 31, 2009 have been prepared to give effect to the acquisitions of (i) the Willow Oaks Corporate Center acquired on August 26, 2009; (ii) the Pierre Laclede Center acquired on February 4, 2010; (iii) One Main Place acquired on February 5, 2010; and (iv) the 300 N. LaSalle Building acquired on July 29, 2010, as if the acquisitions occurred on January 1, 2009.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Willow Oaks Corporate Center, the Pierre Laclede Center, One Main Place and the 300 N. LaSalle Building been consummated as of the dates indicated. The audited statement of revenues over certain operating expenses of Willow Oaks Corporate Center has been previously filed on Form 8-K/A with the SEC on October 16, 2009, and the audited statements of revenues over certain operating expenses of Pierre Laclede Center and One Main Place have been previously filed on Form 8-K with the SEC on March 25, 2010. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

UNAUDITED PRO FORMA BALANCE SHEET

As of June 30, 2010

(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Real Estate Investment Trust II Historical (a)	300 N. LaSalle Building (b)		Pro Forma Total
Assets
Real estate:
Land	$99,157	$41,200	(c)	$140,357
Buildings and improvements	583,829	502,475	(c)	1,086,304
Tenant origination and absorption costs	99,683	71,864	(c)	171,547

Total real estate, cost	782,669	615,539		1,398,208
Less accumulated depreciation and amortization	(53,826)	-		(53,826)

Total real estate, net	728,843	615,539		1,344,382
Real estate loans receivable, net	242,071	-		242,071

Total real estate and real estate-related investments, net	970,914	615,539		1,586,453
Cash and cash equivalents	254,347	(254,347)		-
Rents and other receivables, net	6,948	-		6,948
Above-market leases, net	7,542	31,197	(c)	38,739
Deferred financing costs, prepaid expenses and other assets	6,972	3,611	(d)	10,583

Total assets	$1,246,723	$396,000		$1,642,723

Liabilities and stockholders’ equity
Notes payable	$168,850	$350,000	(b)	$518,850
Accounts payable and accrued liabilities	7,519	-		7,519
Due to affiliates	17	-		17
Distributions payable	6,417	-		6,417
Below-market leases, net	20,267	2,097	(c)	22,364
Other liabilities	4,052	-		4,052

Total liabilities	207,122	352,097		559,219

Commitments and contingencies
Redeemable common stock	27,216	-		27,216
Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	-	-		-
Common stock, $.01 par value;
1,000,000,000 shares authorized, 123,405,548 shares issued and outstanding, 128,293,359 pro forma shares	1,234	49		1,283
Additional paid-in capital	1,074,498	43,854		1,118,352
Cumulative distributions and net loss	(61,379)	-		(61,379)
Accumulated other comprehensive loss	(1,968)	-		(1,968)

Total stockholders’ equity	1,012,385	43,903		1,056,288

Total liabilities and stockholders’ equity	$1,246,723	$396,000		$1,642,723

KBS REAL ESTATE INVESTMENT TRUST II, INC.

NOTES TO UNAUDITED PRO FORMA BALANCE SHEET

As of June 30, 2010

(a)	Historical financial information derived from KBS REIT II’s quarterly report on Form 10-Q as of June 30, 2010.

(b)	Represents the acquisition of the 300 N. LaSalle Building. The purchase price (net of closing credits) of the 300 N. LaSalle Building was $648.3 million and was funded with proceeds from a $350.0 million five-year mortgage loan and proceeds from KBS REIT II’s ongoing initial public offering.

(c)	KBS REIT II allocated the cost of tangible assets, identifiable intangibles and assumed liabilities (consisting of above and below-market leases and tenant origination and absorption costs) acquired in a business combination based on their estimated fair values. The purchase price allocation is preliminary and subject to change.

(d)	Represents an acquisition contingency related to a lease with the seller.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2010

(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Real Estate Investment Trust II Historical (a)	Willow Oaks Corporate Center		Pierre Laclede Center		One Main Place		300 N. LaSalle Building		Pro Forma Total
Revenues:
Rental income	$39,455	$(114)	(b)	$1,689	(b)	$316	(b)	$16,099	(b)	$57,445
Tenant reimbursements	5,760	-		48	(c)	56	(c)	3,520	(c)	9,384
Interest income from real estate loans receivable	12,845	-		-		-		-		12,845
Interest income from real estate securities	-	-		-		-		-		-
Other operating income	746	-		4	(d)	50	(d)	472	(d)	1,272

Total revenues	58,806	(114)		1,741		422		20,091		80,946

Expenses:
Operating, maintenance and management	10,031	-		350	(e)	195	(e)	5,023	(e)	15,599
Real estate taxes and insurance	4,026	-		164	(f)	60	(f)	5,582	(f)	9,832
Asset management fees to affiliate	3,307	-		54	(g)	39	(g)	2,483	(g)	5,883
Real estate acquisition fees and expenses	2,514	-		(727)	(h)	(576)	(h)	-		1,211
General and administrative expenses	2,168	-		-		-		(179)	(i)	1,989
Depreciation and amortization	23,336	(392)	(j)	(225)	(j)	(674)	(j)	9,008	(j)	31,053
Interest expense	4,358	-		-		-		7,491	(k)	11,849

Total expenses	49,740	(392)		(384)		(956)		29,408		77,416

Other income:
Other interest income	172	-		-		-		-		172
Gain on sale of real estate securities	-	-		-		-		-		-

Total other income	172	-		-		-		-		172

Net income (loss)	$9,238	$278		$2,125		$1,378		$ (9,317)		$3,702

Net income per common share, basic and diluted	$0.09									$0.03

Weighted-average number of common shares outstanding, basic and diluted	106,210,219									142,217,630

KBS REAL ESTATE INVESTMENT TRUST II, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2010

(a)	Historical financial information derived from KBS REIT II’s quarterly report on Form 10-Q for the six months ended June 30, 2010.

(b)	Represents base rental income (not reflected in the historical statement of operations of KBS REIT II), including amortization of above-market lease assets and below-market lease liabilities, for the six months ended June 30, 2010. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2009. Above-market lease assets and below-market lease liabilities are amortized over the remaining life of the respective lease.

(c)	Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT II) for the six months ended June 30, 2010, based on historical operations of the previous owners.

(d)	Represents other operating income from tenants (not reflected in the historical statement of operations of KBS REIT II) for the six months ended June 30, 2010, based on historical operations of the previous owners.

(e)	Represents operating expenses (not reflected in the historical statement of operations of KBS REIT II) for the six months ended June 30, 2010, based on historical operations of the previous owners.

(f)	Represents real estate taxes and insurance expense incurred by the respective properties (not reflected in the historical statement of operations of KBS REIT II) for the six months ended June 30, 2010 based on management’s estimates.

(g)	Represents asset management fees (not reflected in the historical statement of operations of KBS REIT II) for the six months ended June 30, 2010 that would be due to affiliates of KBS REIT II had the assets been acquired on January 1, 2009. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 0.75% of the amount paid or allocated to acquire the investment, inclusive of acquisition fees and expenses related thereto and the amount of any debt associated with or used to acquire such investment.

(h)	Represents adjustments to eliminate real estate acquisition fees and expenses incurred during the six months ended June 30, 2010 for properties presented on a pro forma basis. Acquisition fees and expenses are recorded in the unaudited pro forma statement of operations for the year ended December 31, 2009.

(i)	Represents the amortization of an acquisition contingency related to a lease with the seller for the six months ended June 30, 2010.

(j)	Represents depreciation expense (not reflected in the historical statement of operations of KBS REIT II) for the six months ended June 30, 2010. Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 39-year life. Depreciation expense on the purchase price of the tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(k)	Represents loan fee amortization and interest expense incurred on a mortgage loan secured by the 300 N. LaSalle Building, which bears interest at a fixed rate of 4.25% per annum, maturing August 1, 2015.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Real Estate Investment Trust II Historical (a)	Willow Oaks Corporate Center		Pierre Laclede Center		One Main Place		300 N. LaSalle Building		Pro Forma Total
Revenues:
Rental income	$49,548	$10,101	(b)	$13,641	(b)	$7,509	(b)	$22,358	(b)	$103,157
Tenant reimbursements	8,762	559	(c)	539	(c)	362	(c)	1,756	(c)	11,978
Interest income from real estate loans receivable	16,885	-		-		-		-		16,885
Interest income from real estate securities	128	-		-		-		-		128
Other operating income	64	228	(d)	48	(d)	733	(d)	721	(d)	1,794

Total revenues	75,387	10,888		14,228		8,604		24,835		133,942

Expenses:
Operating, maintenance and management	12,265	2,654	(e)	4,271	(e)	2,350	(e)	7,251	(e)	28,791
Real estate taxes and insurance	4,515	954	(f)	1,991	(f)	780	(f)	3,146	(f)	11,386
Asset management fees to affiliate	4,482	554	(g)	562	(g)	412	(g)	4,967	(g)	10,977
Real estate acquisition fees and expenses	1,524	-		727	(h)	576	(h)	10,184	(h)	13,011
General and administrative expenses	2,678	-		-		-		(536)	(i)	2,142
Depreciation and amortization	28,105	3,865	(j)	4,943	(j)	4,237	(j)	15,962	(j)	57,112
Interest expense	10,164	-		-		-		14,982	(k)	25,146

Total expenses	63,733	8,027		12,494		8,355		55,956		148,565

Other income:
Other interest income	646	-		-		-		-		646
Gain on sale of real estate securities	119	-		-		-		-		119

Total other income	765	-		-		-		-		765

Net income (loss)	$12,419	$2,861		$1,734		$249		$(31,121)		$(13,858)

Net income (loss) per common share, basic and diluted	$0.20									$(0.12)

Weighted-average number of common shares outstanding, basic and diluted	63,494,969									119,162,509

KBS REAL ESTATE INVESTMENT TRUST II, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

(a)	Historical financial information derived from KBS REIT II’s Annual Report on Form 10-K for the year ended December 31, 2009.

(b)	Represents base rental income (not reflected in the historical statement of operations of KBS REIT II), including amortization of above-market lease assets and below-market lease liabilities, for the year ended December 31, 2009. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2009. Above-market lease assets and below-market lease liabilities are amortized over the remaining life of the respective lease.

(c)	Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2009, based on historical operations of the previous owners.

(d)	Represents other operating income from tenants (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2009, based on historical operations of the previous owners.

(e)	Represents operating expenses (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2009, based on historical operations of the previous owners.

(f)	Represents real estate taxes and insurance expense incurred by the respective properties (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2009 based on management’s estimates.

(g)	Represents asset management fees (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2009 that would be due to affiliates of KBS REIT II had the assets been acquired on January 1, 2009. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 0.75% of the amount paid or allocated to acquire the investment, inclusive of acquisition fees and expenses related thereto and the amount of any debt associated with or used to acquire such investment.

(h)	Represents acquisition fees and expenses (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2009. Acquisition fees and expenses are recognized in the period in which they are incurred.

(i)	Represents the amortization of an acquisition contingency related to a lease with the seller for the year ended December 31, 2009.

(j)	Represents depreciation expense (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2009. Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 39-year life. Depreciation expense on the purchase price of the tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(k)	Represents loan fee amortization and interest expense incurred on a mortgage loan secured by the 300 N. LaSalle Building, which bears interest at a fixed rate of 4.25% per annum, maturing August 1, 2015.